EXHIBIT 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements of SRS Labs, Inc.

The following unaudited pro forma balance sheet as of June 30, 2006 presents the financial position of SRS Labs, Inc. (the “Company”) assuming the sale on September 29, 2006 of Valence Technology Limited (the “Transaction”) had been completed on June 30,2006.

The following unaudited pro forma condensed statements of operations for the six months ended June 30, 2006 and for the fiscal year ended December 31, 2005 present the Company’s results of operations assuming that the Transaction had been completed on January 1, 2005, the first day of the fiscal year ended December 31, 2005. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on the historical financial information of the Company. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Financial Statements.

The transaction provided $4.3 million in cash from Noblehigh and $11.4 million in cash from Valence.  The cash provided by Valence was already included in SRS’s balance sheet.  The Company expects to recognize a gain on the sale in the Company’s third quarter 2006 financial statements. Proceeds from the sale will be invested in cash equivalents.

The unaudited pro forma financial statements for the periods presented do not purport to represent what the Company’s results of operations or financial position actually would have been had the Transaction occurred on the dates noted above, or to project the Company’s results of operations for any future periods. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the six months ended June 30, 2006.

SRS LABS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported June 30, 2006	Pro-forma Adjustments	Footnote	Pro-forma June 30, 2006
ASSETS
Current Assets
Cash and cash equivalents	$12,071,951	$2,470,783	A, B	$14,542,734
Accounts receivable, net	1,453,597	711,841	A	2,165,438
Inventories, net	59,518	—		59,518
Prepaid expenses and other current assets	452,158	(146,151)	A	306,007
Investments available for sale	11,968,615	—		11,968,615
Assets held for sale	2,264,847	(2,264,847)	A	—
Total Current Assets	28,270,686	771,626		29,042,312
Investments available for sale	5,099,589	—		5,099,589
Furniture, fixtures and equipment, net	486,460	—		486,460
Intangible assets, net	2,108,121	—		2,108,121
Deferred income taxes	386,412	—		386,412
Long term assets held for sale	2,113,613	(2,113,613)	A	—
Total Assets	$38,464,881	$(1,341,987)		$37,122,894

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$898,905	$—		$898,905
Accrued liabilities	852,956	—		852,956
Deferred revenue	110,254	—		110,254
Liabilities related to assets held for sale	1,700,706	(1,700,706)	A	—
Total Current Liabilities	3,562,821	(1,700,706)		1,862,115
Commitments and contingencies
Stockholders’ Equity
Preferred stock	—	—		—
Common stock	15,586	—	B	15,586
Additional paid-in capital	66,581,360	(963,051)	B	65,618,309
Accumulated other comprehensive loss	(506,046)	—		(506,046)
Accumulated deficit	(28,185,395)	1,321,770	A	(26,863,625)
Treasury stock at cost	(3,003,445)	—	B	(3,003,445)
Total Stockholders’ Equity	34,902,060	358,719		35,260,779
Total Liabilities and Stockholders’ Equity	$38,464,881	$(1,341,987)		$37,122,894

SRS LABS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Year Ended December 31, 2005	Pro-forma Adjustments	Footnote	Pro forma Year Ended December 31, 2005
Revenue:
Licensing	$14,795,810	$—		$14,795,810
Semiconductor	8,432,449	(8,432,449)	C	—
Total Revenues	23,228,259	(8,432,449)		14,795,810
Cost of Sales:
Licensing	446,849	—		446,849
Write-off of capitalized production costs	2,757,172	—		2,757,172
Semiconductor	3,411,649	(3,411,649)	C	—
Total Cost of Sales	6,615,670	(3,411,649)		3,204,021
Gross Margin	16,612,589	(5,020,800)		11,591,789
Operating expenses:
Sales and marketing	6,890,666	(1,698,577)	C	5,192,089
Research and development	4,700,016	(2,475,779)	C	2,224,237
General and administrative	6,401,021	(1,088,135)	C	5,312,886
Total operating expenses	17,991,703	(5,262,491)		12,729,212
Loss from operations	(1,379,114)	241,691		(1,137,423)
Write-off of investment	(185,304)	—		(185,304)
Equity in income of investee	91,096	—		91,096
Other income, net	669,830	1,579	C	671,409
Loss from operations before income tax expense	(803,492)	243,270		(560,222)
Income tax expense	620,893	175,025	C	795,918
Net Loss	$(1,424,385)	$68,245		$(1,356,140)

Net income per common share:
Basic	$(0.10)			$(0.10)
Diluted	$(0.10)			$(0.10)
Weighted average shares used in the calculation of net income per common share:
Basic	14,117,795			14,117,795
Diluted	14,117,795			14,117,795

SRS LABS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported 6 Months Ended June 30, 2006	Pro-forma Adjustments	Footnote	Pro-forma 6 Months Ended June 30, 2006
Revenues	$8,595,507	$—		$8,595,507
Cost of Sales	83,105	—		83,105
Gross Margin	8,512,402	—		8,512,402
Operating expenses:
Sales and marketing	3,750,785	—		3,750,785
Research and development	1,286,028	—		1,286,028
General and administrative	2,994,997	—		2,994,997
Total operating expenses	8,031,810	—		8,031,810
Income from continuing operations	480,592	—		480,592
Other income, net	403,718	—		403,718
Income from continuing operations before income tax expense	884,310	—		884,310
Income tax expense	327,168	—		327,168
Income from continuing operations	557,142	—		557,142
Discontinued operations :
Income from discontinued operations before income tax expense	194,252	(98,488)	C	95,764
Gain on Disposal	371,295	—		371,295
Income tax expense	30,696	(30,696)	C	—
Income from discontinued operations	534,851	(67,792)		467,059

Net income	$1,091,993	$(67,792)		$1,024,201

Income from continuing operations per common share:
Basic	$0.04			$0.04
Diluted	$0.03			$0.03
Income from discontinued operations per common share:
Basic	$0.04			$0.03
Diluted	$0.03			$0.03
Net income per common share:
Basic	$0.08			$0.07
Diluted	$0.07			$0.06
Weighted average shares used in the calculation of net income per common share:
Basic	14,523,459			14,523,459
Diluted	16,206,277			16,206,277

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of SRS Labs, Inc.

A.           The asset allocation of the sale of Valence Technology Limited

Purchase price paid by Valence - Cash	$11,447,000
Purchase price paid by Noblehigh - Cash	4,300,000
15,747,000
Less Net Assets Sold:
Cash included in SRS’s balance sheet	(11,597,604)
Short term assets	(2,264,847)
Long term assets:
Goodwill	(533,031)
Intangibles	(437,143)
Furniture, Fixtures & Equipment	(1,143,439)
Subtotal	(2,113,613)
Short term liabilities	1,700,706
Inter-company payable	711,841
Total Net Assets Sold	(13,563,517)
Less Estimated Transaction Expenses	(861,713)

Gain on Sale of Valence	$1,321,770

B.             To record Management Buyers exercise of 357,625 vested stock options, the Company’s repurchase of the issued shares to Management Buyers, and the cancellation of the repurchased shares.  The repurchase price paid for such shares was $5.91 per share or $2,114,586 in the aggregate.  The repurchase price was equal to the average closing price of SRS common stock for the seven trading days ending three days prior to the closing date of the sale of Valence.

Cash	$1,151,535
Common stock	(358)
APIC	(1,151,177)
To record the stock option exercises by Management Buyers

Treasury Stock	$2,114,586
Cash	(2,114,586)
To repurchase the issued shares to Management Buyers

Common stock	$358
APIC	2,114,228
Treasury Stock	(2,114,586)
To cancel the treasury shares

C.                To eliminate Valence’s revenue, costs and expenses assuming the sale was consummated on January 1, 2005. Reflects the elimination of historical amortization expense of Valence intangibles with definite lives.

	6 Months Ended June 30, 2006	Year Ended December 31, 2005
Semiconductor Revenue	$—	$(8,432,449)
Semiconductor Cost of Sales	—	(3,411,649)
Gross Margin	—	(5,020,800)
Operating expenses:
Sales and marketing	—	(1,698,577)
Research and development	—	(2,475,779)
General and administrative	—	(1,088,135)
Total operating expenses	—	(5,262,491)
Loss from continuing operations	—	241,691
Other income, net	—	1,579
Loss from continuing operations before income tax expense	—	243,270
Income tax expense	—	175,025
Loss from continuing operations	—	68,245

Discontinued operations :

Income from discontinued operations before income tax expense	(98,488)	—
Income tax expense	(30,696)	—
Income from discontinued operations	(67,792)	—

Net income	$(67,792)	$68,245